                                                                    Exhibit 32.1

                  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      Pursuant to 18 U.S.C.  1350,  as adopted  pursuant to Section 906 of the
Sarbanes-Oxley  Act of 2002,  the  undersigned,  A. F.  Petrocelli,  Chairman,
President  and  Chief  Executive   Officer  of  United  Capital  Corp.,   (the
"Company"),  does hereby  certify,  with  respect to the Annual  Report of the
Company on Form 10-K/A for the period ended  December 31, 2006 (the  "Report")
that:

1.    The Report fully complies with the  requirements of Section 13(a) or 15(d)
      of the Securities Exchange Act of 1934; and

2.    The information  contained in the Report fairly presents,  in all material respects,  the  financial  condition  and  results  of  operations  of the
      Company.

Dated: April 27, 2007

                                          By: /s/ A.F. Petrocelli
                                              ----------------------------------
                                              A. F. Petrocelli
                                              Chairman, President and Chief
                                              Executive Officer